Offerings - Offering: 1	Dec. 09, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.500% Notes due 2036
Amount Registered | shares	425,000,000
Maximum Aggregate Offering Price	$ 424,269,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 58,591.55
Offering Note	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering.